EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Allison Beach	Joe Calabrese
	Chief Financial Officer	Media Contact	Financial Relations Board
	(972) 490-9600	(972) 490-9600	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FOURTH QUARTER AND FULL YEAR 2025 RESULTS

DALLAS – February 26, 2026 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2025. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2025 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter and full year ended December 31, 2025 with the fourth quarter and full year ended December 31, 2024 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FOURTH QUARTER 2025 FINANCIAL HIGHLIGHTS
•Comparable Total RevPAR for all hotels increased 1.8% over the prior year quarter to $579.
•Comparable RevPAR for all hotels totaled $340, relatively flat over the prior year quarter. Comparable ADR increased 5.4% over the prior year quarter to $559 and Comparable Occupancy decreased 5.2% over the prior year quarter to 60.8%.
•For hotels not under renovation, Comparable RevPAR increased 2.6% on a 3.4% increase in Comparable ADR and a 0.8% decrease in Comparable Occupancy.
•Net loss attributable to common stockholders for the quarter was $(46.0) million or $(0.67) per diluted share.
•Adjusted funds from operations (AFFO) was $(0.02) per diluted share for the quarter.
•Adjusted EBITDAre was $28.8 million for the quarter.
•Comparable Hotel EBITDA was $38.0 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $124.4 million and restricted cash of $42.5 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $17.1 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 46.7% at the end of the fourth quarter.
•Capex invested during the quarter was $23.4 million.
•During the quarter, the Company redeemed approximately $17.7 million of its non-traded preferred stock in cash.

BHR Reports Forth Quarter and Full Year Results

February 26, 2026
FULL YEAR 2025 FINANCIAL HIGHLIGHTS
•Comparable Total RevPAR for all hotels increased 3.1% over the prior year to $583.
•Comparable RevPAR for all hotels increased 1.0% over the prior year to $347. Comparable ADR increased 3.9% over the prior year to $538 and Comparable Occupancy decreased 2.7% over the prior year to 64.6%.
•For the year, net loss attributable to common stockholders was $(72.7) million or $(1.07) per diluted share compared to a net loss of $(50.9) million or $(0.77) per diluted share in the prior year.
•For the year, AFFO per diluted share was $0.28 compared to $0.21 in the prior year.
•Adjusted EBITDAre for the year was $147.0 million.
•Comparable Hotel EBITDA for the year was $164.2 million compared to $159.3 million in the prior year.
•Capex invested during the year was $77.9 million.
RECENT OPERATING HIGHLIGHTS
•In August 2025, the Company announced that it had initiated a process for the sale of the Company.
•During the quarter, the Company completed the sale of the 410-room The Clancy in San Francisco for $115 million ($280,487 per key).
•During the quarter, the Company completed the strategic repositioning of its Cameo Beverly Hills to Hilton’s luxury LXR brand.
•During the quarter, the Company completed renovations of Hotel Yountville in Napa Valley and Park Hyatt Beaver Creek.
INITIATION OF SALE PROCESS
In August 2025, the Company announced that it was initiating a process for the sale of the Company. The Board of Directors of the Company formed a Special Committee comprised solely of independent and disinterested directors to explore a range of strategic alternatives, aimed at maximizing both near- and long-term shareholder value. After reviewing various strategic options to maximize value for shareholders, the Board has determined that it is in the best interests of the Company and its shareholders to pursue a sale of the Company or its assets. The Company has engaged Robert W. Baird & Co. Inc. as its financial advisor.
There is no deadline or definitive timetable set for completion of the sale process and there can be no assurance that this process will result in a sale of the Company or its assets. Braemar does not expect to disclose or provide an update concerning developments related to this process unless and until the Board of Directors has approved a specific transaction or other course of action requiring disclosure, or the Company determines that a disclosure is required by law or otherwise deemed appropriate.
CAPITAL STRUCTURE
As of December 31, 2025, the Company had total assets of $1.9 billion and $1.1 billion of loans. The Company’s total combined loans had a blended average interest rate of 6.7%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 14% of the Company’s consolidated debt is effectively fixed and approximately 86% is effectively floating.
During the quarter, the Company closed on the previously announced sale of the 410-room The Clancy in San Francisco for $115 million ($280,487 per key). The sale price represented a 5.2% capitalization rate on net operating income for the trailing 12 months ended September 30, 2025.

BHR Reports Forth Quarter and Full Year Results

February 26, 2026
During the quarter, the Company acquired the minority interest owned by its joint venture partner in the Capital Hilton for $14.5 million.
During the quarter, the Company completed the strategic repositioning of its Cameo Beverly Hills to Hilton’s luxury LXR brand. One of Hilton’s iconic luxury brands, LXR is a collection of unique, independent luxury properties around the world that focuses on individualized service and one-of-a-kind stays.
DIVIDENDS
Subsequent to quarter end, the Company updated its preferred equity securities dividend declaration process to align the dividend cycles of its different preferred stock share classes in conjunction with the Company’s previously announced Company sale process. The dividend calculation rates remain unchanged and continue to follow the respective Articles Supplementary for each series of the Company’s preferred stock.
As announced on February 2, 2026, given the Company’s Series B and Series D preferred stock are pari passu with its Series E and Series M preferred stock with respect to distributions, they must receive equitable treatment regarding dividend declarations. To manage this consistently, the Company moved from declaring Series B and Series D dividends at the start of the quarter to “reserving” them on a monthly basis alongside its other Series E and Series M monthly dividend declarations. This ensures all parity requirements with respect to distributions across all of its series of preferred stock are met while maintaining the actual quarterly payment of its Series B and Series D preferred stock on or near the 15th of the month following quarter-end. This also gives the Company flexibility in the event that it has a strategic transaction that requires a redemption or conversion of the preferred equity securities outstanding during the middle of a quarter.
Additionally, regarding the Company’s common equity dividend policy, the Board has not declared a policy for 2026 in light of the fact that there is an ongoing Company sale process, which could result in the Company’s assets being sold in more than one transaction with net proceeds being distributed to shareholders after satisfying the Company’s other obligations.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“I’m pleased with Braemar’s solid fourth quarter performance, highlighted by comparable total revenue growth of 1.8%,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Renovations at a few properties significantly impacted our portfolio results. For hotels not under renovation, comparable total revenues increased 4.2% and comparable Hotel EBITDA increased 6.4% over the prior year period. Our resort portfolio again performed well, benefiting from a return to a more normalized growth trajectory. Resorts delivered a solid fourth quarter with comparable RevPAR growth of 4.1% and strong fourth quarter comparable EBITDA growth of 6.0% over the prior year period.” Mr. Stockton concluded, “We’re also very pleased to have recently completed the conversion of our Cameo Beverly Hills to Hilton’s luxury LXR brand. This transformation honors the property’s storied history while aligning with the expectations of today’s luxury traveler. Lastly, and in the context of evaluating all

BHR Reports Forth Quarter and Full Year Results

February 26, 2026
potential options to create shareholder value, we have appointed real estate broker co-advisors to evaluate the potential for individual asset sales in conjunction with the Company Sale Process.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Friday, February 27, 2026, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 960-0284. A replay of the conference call will be available through Friday, March 6, 2026, by dialing (609) 800-9909 and entering the confirmation number, 2925607.
The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2025 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com, on Friday, February 27, 2026, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations,

BHR Reports Forth Quarter and Full Year Results

February 26, 2026
plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2025	December 31, 2024
ASSETS
Investments in hotel properties, gross	$1,902,328	$2,252,574
Accumulated depreciation	(344,061)	(473,888)
Investments in hotel properties, net	1,558,267	1,778,686
Cash and cash equivalents	124,354	135,465
Restricted cash	42,479	49,592
Investment in securities (amortized cost of $0 and $42,279, respectively)	—	41,535
Accounts receivable, net of allowance of $113 and $459, respectively	32,843	31,754
Inventories	4,741	4,664
Note receivable	8,896	8,283
Prepaid expenses	6,987	5,116
Deposit paid to Ashford Inc.	17,000	—
Deferred costs, net	75	75
Investment in OpenKey	89	145
Derivative assets	56	356
Other assets	15,368	19,538
Operating lease right-of-use assets	30,743	34,852
Intangible assets, net	2,746	3,125
Due from third-party hotel managers	17,088	22,873
Total assets	$1,861,732	$2,136,059

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,103,450	$1,210,018
Accounts payable and accrued expenses	142,123	143,566
Redeemable preferred stock redemptions payable	30,864	—
Dividends and distributions payable	7,672	9,255
Due to Ashford Inc., net	5,148	4,267
Due to related parties, net	257	1,055
Due to third-party hotel managers	1,467	1,476
Operating lease liabilities	20,058	19,984
Other liabilities	25,572	24,268
Total liabilities	1,336,611	1,413,889

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 3,078,017 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	65,426	65,426
Series E redeemable preferred stock, $0.01 par value, 10,818,280 and 14,910,521 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	265,695	352,502
Series M redeemable preferred stock, $0.01 par value, 1,368,091 and 1,476,621 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	34,217	36,916
Redeemable noncontrolling interests in operating partnership	19,005	29,964
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at December 31, 2025 and December 31, 2024	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 68,219,432 and 66,607,823 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	682	665
Additional paid-in capital	706,488	718,536
Accumulated other comprehensive income (loss)	—	(684)
Accumulated deficit	(568,503)	(477,804)
Total stockholders' equity of the Company	138,683	240,729
Noncontrolling interest in consolidated entities	2,095	(3,367)
Total equity	140,778	237,362
Total liabilities and equity	$1,861,732	$2,136,059

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
REVENUE
Rooms	$97,373	$105,155	$428,990	$452,361
Food and beverage	45,542	45,359	179,538	181,250
Other	22,647	22,826	95,487	94,793
Total hotel revenue	165,562	173,340	704,015	728,404
EXPENSES
Hotel operating expenses:
Rooms	24,135	25,177	104,367	106,465
Food and beverage	35,184	36,522	141,846	145,901
Other expenses	55,390	56,333	223,977	225,864
Management fees	5,104	5,587	21,995	23,500
Total hotel operating expenses	119,813	123,619	492,185	501,730
Property taxes, insurance and other	7,685	11,768	34,253	42,508
Depreciation and amortization	22,659	23,541	92,578	98,733
Impairment charges	54,492	—	54,492	—
Advisory services fee:
Base advisory fee	3,698	3,670	14,290	13,838
Reimbursable expenses	3,536	3,163	13,939	11,620
Incentive fee	662	623	1,408	2,735
Stock/unit-based compensation	(427)	(124)	(451)	2,294
Corporate, general and administrative:
Stock/unit-based compensation	—	46	5	315
Other general and administrative	7,347	3,210	11,749	14,046
Total operating expenses	219,465	169,516	714,448	687,819
Gain (loss) on disposition of assets and hotel properties	41,827	(45)	82,797	88,165
OPERATING INCOME (LOSS)	(12,076)	3,779	72,364	128,750
Equity in earnings (loss) of unconsolidated entity	(56)	(1,394)	(56)	(1,608)
Interest income	1,345	2,607	6,246	7,135
Other income (expense)	(322)	—	(1,572)	—
Interest expense	(20,530)	(24,591)	(88,361)	(101,737)
Amortization of loan costs	(2,633)	(1,846)	(10,178)	(6,387)
Write-off of loan costs and exit fees	—	(16)	(1,833)	(6,111)
Gain (loss) on extinguishment of debt	(1,133)	—	(2,686)	(22)
Realized and unrealized gain (loss) on derivatives	(54)	62	(355)	585
INCOME (LOSS) BEFORE INCOME TAXES	(35,459)	(21,399)	(26,431)	20,605
Income tax (expense) benefit	(1,505)	(368)	(1,979)	(842)
NET INCOME (LOSS)	(36,964)	(21,767)	(28,410)	19,763
(Income) loss attributable to noncontrolling interest in consolidated entities	(36)	389	325	(25,928)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,409	2,725	5,767	4,472
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(33,591)	(18,653)	(22,318)	(1,693)
Preferred dividends	(8,345)	(9,702)	(35,273)	(40,295)
Deemed dividends on redeemable preferred stock	(4,026)	(2,783)	(15,112)	(8,958)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(45,962)	$(31,138)	$(72,703)	$(50,946)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.67)	$(0.47)	$(1.07)	$(0.77)
Weighted average common shares outstanding – basic	68,219	66,523	67,621	66,500
Diluted:
Net income (loss) attributable to common stockholders	$(0.67)	$(0.47)	$(1.07)	$(0.77)
Weighted average common shares outstanding – diluted	73,279	66,523	67,621	66,500
Dividends declared per common share	$0.05	$0.05	$0.20	$0.20

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net income (loss)	$(36,964)	$(21,767)	$(28,410)	$19,763
Interest expense and amortization of loan costs	23,163	26,437	98,539	108,124
Depreciation and amortization	22,659	23,541	92,578	98,733
Income tax expense (benefit)	1,505	368	1,979	842
Equity in (earnings) loss of unconsolidated entity	56	1,394	56	1,608
Company's portion of EBITDA of OpenKey	—	(53)	—	(268)
EBITDA	10,419	29,920	164,742	228,802
Impairment charges on real estate	54,492	—	54,492	—
(Gain) loss on disposition of assets and hotel properties	(41,827)	45	(82,797)	(88,165)
EBITDAre	23,084	29,965	136,437	140,637
Amortization of favorable (unfavorable) contract assets (liabilities)	107	107	428	453
Transaction and conversion costs	4,728	1,077	7,502	(4,447)
Write-off of loan costs and exit fees	—	16	1,833	6,111
Realized and unrealized (gain) loss on derivatives	54	(62)	355	(585)
Stock/unit-based compensation	(426)	(78)	(446)	2,611
Legal, advisory and settlement costs	726	1,320	(3,138)	12,676
Advisory services incentive fee	(746)	(2,112)	—	—
(Gain) loss on extinguishment of debt	1,133	—	2,686	22
Other (income) expense	322	—	1,572	—
(Gain) loss on insurance settlements	(196)	(8)	(196)	(8)
Severance	—	—	—	102
Company's portion of adjustments to EBITDAre of OpenKey	—	—	—	3
Adjusted EBITDAre	$28,786	$30,225	$147,033	$157,575
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net income (loss)	$(36,964)	$(21,767)	$(28,410)	$19,763
(Income) loss attributable to noncontrolling interest in consolidated entities	(36)	389	325	(25,928)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,409	2,725	5,767	4,472
Preferred dividends	(8,345)	(9,702)	(35,273)	(40,295)
Deemed dividends on redeemable preferred stock	(4,026)	(2,783)	(15,112)	(8,958)
Net income (loss) attributable to common stockholders	(45,962)	(31,138)	(72,703)	(50,946)
Depreciation and amortization on real estate (1)	22,659	22,813	90,523	94,944
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(3,409)	(2,725)	(5,767)	(4,472)
Equity in (earnings) loss of unconsolidated entity	56	1,394	56	1,608
Impairment charges on real estate	54,492	—	54,492	—
(Gain) loss on disposition of assets and hotel properties	(41,827)	45	(82,815)	(61,925)
Company's portion of FFO of OpenKey	—	(69)	—	(322)
FFO available to common stockholders and OP unitholders	(13,991)	(9,680)	(16,214)	(21,113)
Deemed dividends on redeemable preferred stock	4,026	2,783	15,112	8,958
Transaction and conversion costs	4,728	1,077	7,502	(4,447)
Write-off of premiums, loan costs and exit fees	—	16	1,833	6,111
Unrealized (gain) loss on derivatives	121	373	971	4,071
Stock/unit-based compensation	(426)	(78)	(446)	2,611
Legal, advisory and settlement costs	726	1,320	(3,138)	12,676
Interest expense accretion on refundable membership club deposits	136	150	557	616
Amortization of loan costs (1)	2,633	1,812	10,071	6,080
Advisory services incentive fee	(746)	(2,112)	—	—
(Gain) loss on extinguishment of debt	1,133	—	2,686	22
Other (income) expense	322	—	1,572	—
(Gain) loss on insurance settlements	(196)	(8)	(196)	(8)
Severance	—	—	—	102
Company's portion of adjustments to FFO of OpenKey	—	—	—	3
Adjusted FFO available to common stockholders and OP unitholders	$(1,534)	$(4,347)	$20,310	$15,682
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(0.02)	$(0.06)	$0.28	$0.21
Weighted average diluted shares	73,280	73,383	73,487	72,947
(1) Net of adjustment for noncontrolling interest in consolidated entities.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
December 31, 2025
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (8)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (9)	Comparable TTM Hotel EBITDA Debt Yield
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2026	February 2027	SOFR (1) + 2.86%	$—	$70,500	(2)	$70,500	$(1,483)	(2.1)%	$10,759	15.3%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
BAML	The Ritz-Carlton Lake Tahoe	July 2026	July 2026	SOFR (1) + 3.25%	—	43,413		43,413	(6,851)	(15.8)%	8,548	19.7%
BAML	See footnote	August 2026	August 2029	SOFR (1) + 3.24%	—	407,000	(3)	407,000	17,262	4.2%	63,801	15.7%
Aareal Capital Corporation	Capital Hilton	December 2026	December 2028	SOFR (1) + 3.75%	—	110,600	(4)	110,600	(4,722)	(4.3)%	16,862	15.2%
JPMorgan Chase	See footnote	March 2027	March 2030	SOFR (1) + 2.83%	—	209,902	(5)	209,902	(12,279)	(5.8)%	40,209	19.2%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	August 2028	August 2030	SOFR (1) + 3.00%	—	180,000	(6)	180,000	3,492	1.9%	28,020	15.6%
Unencumbered Hotel	Cameo Beverly Hills				—	—		—	(8,424)	N/A	(3,964)	N/A
Total					$86,250	$1,021,415		$1,107,665	$(13,005)	(1.2)%	$164,235	14.8%
Percentage					7.8%	92.2%		100.0%
Weighted average interest rate (7)					4.50%	6.83%		6.65%
All indebtedness is non-recourse with the exception of the convertible senior notes.
The table does not include $5.4 million of indebtedness related to the consolidation of a joint venture.
(1)    SOFR rate was 3.69% at December 31, 2025.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in February 2026.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(4)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.00%.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(6)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(7)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(8)    The final maturity date assumes all available extension options will be exercised.
(9)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
December 31, 2025
(dollars in thousands)
(unaudited)

Lender	Hotels	2026	2027	2028	2029	2030	Thereafter	Total
BAML	The Ritz-Carlton Lake Tahoe	$43,413	$—	$—	$—	$—	$—	$43,413
Convertible Senior Notes	N/A	86,250	—	—	—	—	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	70,500	—	—	—	—	70,500
Aareal Capital Corporation	Capital Hilton	—	—	106,600	—	—	—	106,600
BAML	See footnote 1	—	—	—	407,000	—	—	407,000
JPMorgan Chase	See footnote 2	—	—	—	—	209,902	—	209,902
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	—	174,000	—	174,000
Principal due in future periods		$129,663	$70,500	$106,600	$407,000	$383,902	$—	$1,097,665
Scheduled amortization payments remaining		—	2,000	2,750	3,000	2,250	—	10,000
Total indebtedness		$129,663	$72,500	$109,350	$410,000	$386,152	$—	$1,107,665
The table does not include $5.4 million of indebtedness related to the consolidation of a joint venture.
(1)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(2)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$99,711	$(4,296)	$95,415	$107,449	$(12,053)	$95,396	(7.20)%	0.02%
RevPAR	$337.50	$(291.44)	$339.92	$304.94	$(168.16)	$339.86	10.68%	0.02%
Occupancy	61.36%	(72.62)%	60.77%	63.54%	(61.46)%	64.07%	(3.43)%	(5.15)%
ADR	$549.99	$(401.34)	$559.32	$479.92	$(273.59)	$530.45	14.60%	5.44%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$436,807	$(50,276)	$386,531	$459,466	$(75,837)	$383,629	(4.93)%	0.76%
RevPAR	$330.73	$(242.76)	$347.09	$310.52	$(208.85)	$343.59	6.51%	1.02%
Occupancy	65.94%	(73.40)%	64.56%	67.63%	(71.51)%	66.37%	(2.50)%	(2.73)%
ADR	$501.54	$(330.74)	$537.65	$459.13	$(292.05)	$517.68	9.24%	3.86%

NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$91,434	$(4,296)	$87,138	$96,985	$(12,051)	$84,934	(5.72)%	2.59%
RevPAR	$355.55	$(291.44)	$359.45	$308.78	$(168.16)	$350.36	15.15%	2.59%
Occupancy	65.36%	(72.62)%	64.92%	64.52%	(61.46)%	65.43%	1.30%	(0.78)%
ADR	$543.96	$(401.34)	$553.66	$478.57	$(273.59)	$535.50	13.66%	3.39%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$396,082	$(50,275)	$345,807	$414,439	$(75,837)	$338,602	(4.43)%	2.13%
RevPAR	$338.86	$(242.76)	$359.55	$312.22	$(208.85)	$351.15	8.53%	2.39%
Occupancy	67.97%	(73.40)%	66.80%	68.43%	(71.51)%	67.26%	(0.67)%	(0.68)%
ADR	$498.55	$(330.74)	$538.26	$456.29	$(292.05)	$522.05	9.26%	3.11%

NOTES:
(1)    The above comparable information assumes the 10 hotel properties owned and included in the Company's operations at December 31, 2025, and not under renovation during the three months ended December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Cameo Beverly Hills, Hotel Yountville, Park Hyatt Beaver Creek

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2025	2024	% Variance	2025	2024	% Variance
Total hotel revenue	$167,475	$175,217	(4.42)%	$710,412	$734,217	(3.24)%
Non-comparable adjustments	(5,032)	(15,581)		(61,324)	(103,066)
Comparable total hotel revenue	$162,443	$159,636	1.76%	$649,088	$631,151	2.84%

Hotel net income (loss)	$(6,496)	$(3,126)	(107.81)%	$80,080	$124,976	(35.92)%
Non-comparable adjustments	(42,907)	946		(93,085)	(98,471)
Comparable hotel net income (loss)	$(49,403)	$(2,180)	(2,166.19)%	$(13,005)	$26,505	(149.07)%
Hotel net income (loss) margin	(3.88)%	(1.78)%	(2.10)%	11.27%	17.02%	(5.75)%
Comparable hotel net income margin	(30.41)%	(1.37)%	(29.04)%	(2.00)%	4.20%	(6.20)%

Hotel EBITDA	$39,640	$41,030	(3.39)%	$183,736	$188,137	(2.34)%
Non-comparable adjustments	(1,631)	(2,609)		(19,501)	(28,833)
Comparable hotel EBITDA	$38,009	$38,421	(1.07)%	$164,235	$159,304	3.10%
Hotel EBITDA margin	23.67%	23.42%	0.25%	25.86%	25.62%	0.24%
Comparable hotel EBITDA margin	23.40%	24.07%	(0.67)%	25.30%	25.24%	0.06%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$10	$(2,357)	100.43%	$(430)	$22,471	(101.91)%
Hotel net income (loss) attributable to the Company and OP unitholders	$(6,506)	$(769)	(746.07)%	$80,510	$102,505	(21.46)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$(48,930)	$148	(33,052.92)%	$(11,824)	$27,761	(142.59)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$857	$940	(8.81)%	$4,594	$7,016	(34.52)%
Hotel EBITDA attributable to the Company and OP unitholders	$38,783	$40,091	(3.26)%	$179,142	$181,121	(1.09)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$37,201	$37,468	(0.71)%	$160,020	$154,565	3.53%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2025	2024	% Variance	2025	2024	% Variance
Total hotel revenue	$153,515	$158,099	(2.90)%	$641,200	$658,460	(2.62)%
Non-comparable adjustments	(5,032)	(15,581)		(61,324)	(103,065)
Comparable total hotel revenue	$148,483	$142,518	4.19%	$579,876	$555,395	4.41%

Hotel net income (loss)	$15,227	$(515)	3,056.70%	$105,082	$127,680	(17.70)%
Non-comparable adjustments	(42,908)	946		(93,086)	(98,471)
Comparable hotel net income (loss)	$(27,681)	$431	(6,522.51)%	$11,996	$29,209	(58.93)%
Hotel net income (loss) margin	9.92%	(0.33)%	10.25%	16.39%	19.39%	(3.00)%
Comparable hotel net income margin	(18.64)%	0.30%	(18.94)%	2.07%	5.26%	(3.19)%

Hotel EBITDA	$40,185	$38,838	3.47%	$173,884	$173,576	0.18%
Non-comparable adjustments	(1,631)	(2,609)		(19,501)	(28,833)
Comparable hotel EBITDA	$38,554	$36,229	6.42%	$154,383	$144,743	6.66%
Hotel EBITDA margin	26.18%	24.57%	1.61%	27.12%	26.36%	0.76%
Comparable hotel EBITDA margin	25.97%	25.42%	0.55%	26.62%	26.06%	0.56%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$10	$(2,357)	100.43%	$(430)	$22,471	(101.91)%
Hotel net income (loss) attributable to the Company and OP unitholders	$15,217	$1,842	726.10%	$105,512	$105,209	0.29%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$(27,208)	$2,759	(1,086.00)%	$13,177	$30,465	(56.75)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$857	$940	(8.81)%	$4,594	$7,016	(34.52)%
Hotel EBITDA attributable to the Company and OP unitholders	$39,328	$37,899	3.77%	$169,290	$166,560	1.64%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$37,746	$35,276	7.00%	$150,168	$140,004	7.26%
NOTES:
(1)    The above comparable information assumes the 10 hotel properties owned and included in the Company's operations at December 31, 2025, and not under renovation during the three months ended December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(5)    Excluded hotels under renovation:
Cameo Beverly Hills, Hotel Yountville, Park Hyatt Beaver Creek

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$9,274	$—	$9,274	$9,810	$—	$9,810	(5.46)%	(5.46)%
Total hotel revenue	$14,766	$—	$14,766	$15,455	$—	$15,455	(4.46)%	(4.46)%
Hotel net income (loss)	$(1,890)	$—	$(1,890)	$(9,314)	$—	$(9,314)	79.71%	79.71%
Hotel net income (loss) margin	(12.80)%		(12.80)%	(60.27)%		(60.27)%	47.47%	47.47%
Hotel EBITDA	$3,232	$—	$3,232	$3,810	$—	$3,810	(15.17)%	(15.17)%
Hotel EBITDA margin	21.89%		21.89%	24.65%		24.65%	(2.76)%	(2.76)%
Selected Operating Information:
RevPAR	$180.33	$—	$180.33	$190.75	$—	$190.75	(5.46)%	(5.46)%
Occupancy	68.71%	—%	68.71%	73.23%	—%	73.23%	(6.17)%	(6.17)%
ADR	$262.45	$—	$262.45	$260.46	$—	$260.46	0.76%	0.76%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$—	$—	$—	—%	—%
Total hotel revenue	$—	$—	$—	$—	$—	$—	—%	—%
Hotel net income (loss)	$40	$(40)	$—	$(114)	$114	$—	135.09%	—%
Hotel net income (loss) margin	—%		—%	—%		—%	—%	—%
Hotel EBITDA	$74	$(74)	$—	$(51)	$51	$—	245.10%	—%
Hotel EBITDA margin	—%		—%	—%		—%	—%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$—	$—	$—	—%	—%
Occupancy	—%	—%	—%	—%	—%	—%	—%	—%
ADR	$—	$—	$—	$—	$—	$—	—%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$7,097	$—	$7,097	$7,191	$—	$7,191	(1.31)%	(1.31)%
Total hotel revenue	$9,995	$—	$9,995	$9,822	$—	$9,822	1.76%	1.76%
Hotel net income (loss)	$(30,388)	$—	$(30,388)	$(787)	$—	$(787)	(3,761.25)%	(3,761.25)%
Hotel net income (loss) margin	(304.03)%		(304.03)%	(8.01)%		(8.01)%	(296.02)%	(296.02)%
Hotel EBITDA	$1,006	$—	$1,006	$356	$—	$356	182.58%	182.58%
Hotel EBITDA margin	10.07%		10.07%	3.62%		3.62%	6.45%	6.45%
Selected Operating Information:
RevPAR	$185.88	$—	$185.88	$188.34	$—	$188.34	(1.31)%	(1.31)%
Occupancy	71.40%	—%	71.40%	75.06%	—%	75.06%	(4.88)%	(4.88)%
ADR	$260.33	$—	$260.33	$250.92	$—	$250.92	3.75%	3.75%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$3,963	$—	$3,963	$3,537	$—	$3,537	12.04%	12.04%
Total hotel revenue	$5,458	$—	$5,458	$4,993	$—	$4,993	9.31%	9.31%
Hotel net income (loss)	$(8,458)	$—	$(8,458)	$44	$—	$44	(19,322.73)%	(19,322.73)%
Hotel net income (loss) margin	(154.97)%		(154.97)%	0.88%		0.88%	(155.85)%	(155.85)%
Hotel EBITDA	$1,134	$—	$1,134	$1,182	$—	$1,182	(4.06)%	(4.06)%
Hotel EBITDA margin	20.78%		20.78%	23.67%		23.67%	(2.89)%	(2.89)%
Selected Operating Information:
RevPAR	$662.69	$—	$662.69	$591.46	$—	$591.46	12.04%	12.04%
Occupancy	68.66%	—%	68.66%	55.74%	—%	55.74%	23.18%	23.18%
ADR	$965.14	$—	$965.14	$1,061.18	$—	$1,061.18	(9.05)%	(9.05)%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$6,078	$—	$6,078	$5,897	$—	$5,897	3.07%	3.07%
Total hotel revenue	$8,002	$—	$8,002	$7,721	$—	$7,721	3.64%	3.64%
Hotel net income (loss)	$3,286	$—	$3,286	$3,021	$—	$3,021	8.77%	8.77%
Hotel net income (loss) margin	41.06%		41.06%	39.13%		39.13%	1.93%	1.93%
Hotel EBITDA	$3,685	$—	$3,685	$3,579	$—	$3,579	2.96%	2.96%
Hotel EBITDA margin	46.05%		46.05%	46.35%		46.35%	(0.30)%	(0.30)%
Selected Operating Information:
RevPAR	$465.22	$—	$465.22	$451.42	$—	$451.42	3.06%	3.06%
Occupancy	75.83%	—%	75.83%	72.29%	—%	72.29%	4.90%	4.90%
ADR	$613.47	$—	$613.47	$624.46	$—	$624.46	(1.76)%	(1.76)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$2,549	$—	$2,549	$2,862	$—	$2,862	(10.94)%	(10.94)%
Total hotel revenue	$3,438	$—	$3,438	$3,672	$—	$3,672	(6.37)%	(6.37)%
Hotel net income (loss)	$(15,353)	$—	$(15,353)	$342	$—	$342	(4,589.18)%	(4,589.18)%
Hotel net income (loss) margin	(446.57)%		(446.57)%	9.31%		9.31%	(455.88)%	(455.88)%
Hotel EBITDA	$965	$—	$965	$1,103	$—	$1,103	(12.51)%	(12.51)%
Hotel EBITDA margin	28.07%		28.07%	30.04%		30.04%	(1.97)%	(1.97)%
Selected Operating Information:
RevPAR	$346.28	$—	$346.28	$388.91	$—	$388.91	(10.96)%	(10.96)%
Occupancy	53.06%	—%	53.06%	54.21%	—%	54.21%	(2.12)%	(2.12)%
ADR	$652.65	$—	$652.65	$717.39	$—	$717.39	(9.02)%	(9.02)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$4,694	$—	$4,694	$5,383	$—	$5,383	(12.80)%	(12.80)%
Total hotel revenue	$9,137	$—	$9,137	$10,316	$—	$10,316	(11.43)%	(11.43)%
Hotel net income (loss)	$(2,734)	$—	$(2,734)	$(1,259)	$—	$(1,259)	(117.16)%	(117.16)%
Hotel net income (loss) margin	(29.92)%		(29.92)%	(12.20)%		(12.20)%	(17.72)%	(17.72)%
Hotel EBITDA	$642	$—	$642	$1,562	$—	$1,562	(58.90)%	(58.90)%
Hotel EBITDA margin	7.03%		7.03%	15.14%		15.14%	(8.11)%	(8.11)%
Selected Operating Information:
RevPAR	$264.35	$—	$264.35	$303.17	$—	$303.17	(12.80)%	(12.80)%
Occupancy	35.84%	—%	35.84%	50.95%	—%	50.95%	(29.66)%	(29.66)%
ADR	$737.68	$—	$737.68	$595.01	$—	$595.01	23.98%	23.98%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$7,210	$—	$7,210	$8,170	$—	$8,170	(11.75)%	(11.75)%
Total hotel revenue	$9,773	$—	$9,773	$10,543	$—	$10,543	(7.30)%	(7.30)%
Hotel net income (loss)	$1,946	$—	$1,946	$2,739	$—	$2,739	(28.95)%	(28.95)%
Hotel net income (loss) margin	19.91%		19.91%	25.98%		25.98%	(6.07)%	(6.07)%
Hotel EBITDA	$3,390	$—	$3,390	$4,025	$—	$4,025	(15.78)%	(15.78)%
Hotel EBITDA margin	34.69%		34.69%	38.18%		38.18%	(3.49)%	(3.49)%
Selected Operating Information:
RevPAR	$157.05	$—	$157.05	$177.96	$—	$177.96	(11.75)%	(11.75)%
Occupancy	65.29%	—%	65.29%	69.48%	—%	69.48%	(6.03)%	(6.03)%
ADR	$240.55	$—	$240.55	$256.13	$—	$256.13	(6.08)%	(6.08)%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$4,296	$(4,296)	$—	$6,204	$(6,204)	$—	(30.75)%	—%
Total hotel revenue	$5,032	$(5,032)	$—	$7,359	$(7,359)	$—	(31.62)%	—%
Hotel net income (loss)	$42,776	$(42,776)	$—	$(1,417)	$1,417	$—	3,118.77%	—%
Hotel net income (loss) margin	850.08%		—%	(19.26)%		—%	869.34%	—%
Hotel EBITDA	$1,557	$(1,557)	$—	$339	$(339)	$—	359.29%	—%
Hotel EBITDA margin	30.94%		—%	4.61%		—%	26.33%	—%
Selected Operating Information:
RevPAR	$291.44	$291.44	$—	$164.47	$164.47	$—	77.20%	—%
Occupancy	72.62%	72.62%	—%	57.13%	57.13%	—%	27.11%	—%
ADR	$401.34	$401.34	$—	$287.90	$287.90	$—	39.40%	—%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$8,707	$—	$8,707	$6,939	$—	$6,939	25.48%	25.48%
Total hotel revenue	$23,603	$—	$23,603	$18,896	$—	$18,896	24.91%	24.91%
Hotel net income (loss)	$3,511	$—	$3,511	$1,033	$—	$1,033	239.88%	239.88%
Hotel net income (loss) margin	14.88%		14.88%	5.47%		5.47%	9.41%	9.41%
Hotel EBITDA	$6,126	$—	$6,126	$4,139	$—	$4,139	48.01%	48.01%
Hotel EBITDA margin	25.95%		25.95%	21.90%		21.90%	4.05%	4.05%
Selected Operating Information:
RevPAR	$342.88	$—	$342.88	$273.27	$—	$273.27	25.47%	25.47%
Occupancy	62.15%	—%	62.15%	51.31%	—%	51.31%	21.13%	21.13%
ADR	$551.71	$—	$551.71	$532.61	$—	$532.61	3.59%	3.59%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$5,977	$—	$5,977	$7,376	$—	$7,376	(18.97)%	(18.97)%
Total hotel revenue	$10,746	$—	$10,746	$12,908	$—	$12,908	(16.75)%	(16.75)%
Hotel net income (loss)	$(5,040)	$—	$(5,040)	$(2,318)	$—	$(2,318)	(117.43)%	(117.43)%
Hotel net income (loss) margin	(46.90)%		(46.90)%	(17.96)%		(17.96)%	(28.94)%	(28.94)%
Hotel EBITDA	$(749)	$—	$(749)	$1,350	$—	$1,350	(155.48)%	(155.48)%
Hotel EBITDA margin	(6.97)%		(6.97)%	10.46%		10.46%	(17.43)%	(17.43)%
Selected Operating Information:
RevPAR	$355.04	$—	$355.04	$438.10	$—	$438.10	(18.96)%	(18.96)%
Occupancy	38.45%	—%	38.45%	50.80%	—%	50.80%	(24.31)%	(24.31)%
ADR	$923.44	$—	$923.44	$862.48	$—	$862.48	7.07%	7.07%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$—	$—	$—	$5,849	$(5,849)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$8,222	$(8,222)	$—	(100.00)%	—%
Hotel net income (loss)	$91	$(91)	$—	$585	$(585)	$—	(84.44)%	—%
Hotel net income (loss) margin	—%		—%	7.12%		—%	(7.12)%	—%
Hotel EBITDA	$—	$—	$—	$2,321	$(2,321)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	28.23%		—%	(28.23)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$172.29	$172.29	$—	(100.00)%	—%
Occupancy	—%	—%	—%	66.28%	66.28%	—%	(100.00)%	—%
ADR	$—	$—	$—	$259.95	$259.95	$—	(100.00)%	—%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$9,577	$—	$9,577	$9,657	$—	$9,657	(0.83)%	(0.83)%
Total hotel revenue	$15,825	$—	$15,825	$16,337	$—	$16,337	(3.13)%	(3.13)%
Hotel net income (loss)	$2,542	$—	$2,542	$1,635	$—	$1,635	55.47%	55.47%
Hotel net income (loss) margin	16.06%		16.06%	10.01%		10.01%	6.05%	6.05%
Hotel EBITDA	$3,699	$—	$3,699	$3,586	$—	$3,586	3.15%	3.15%
Hotel EBITDA margin	23.37%		23.37%	21.95%		21.95%	1.42%	1.42%
Selected Operating Information:
RevPAR	$578.32	$—	$578.32	$583.13	$—	$583.13	(0.82)%	(0.82)%
Occupancy	56.97%	—%	56.97%	52.25%	—%	52.25%	9.03%	9.03%
ADR	$1,015.15	$—	$1,015.15	$1,115.98	$—	$1,115.98	(9.04)%	(9.04)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$1,033	$—	$1,033	$2,217	$—	$2,217	(53.41)%	(53.41)%
Total hotel revenue	$1,384	$—	$1,384	$3,128	$—	$3,128	(55.75)%	(55.75)%
Hotel net income (loss)	$(3,635)	$—	$(3,635)	$(1,694)	$—	$(1,694)	(114.58)%	(114.58)%
Hotel net income (loss) margin	(262.64)%		(262.64)%	(54.16)%		(54.16)%	(208.48)%	(208.48)%
Hotel EBITDA	$(2,152)	$—	$(2,152)	$(473)	$—	$(473)	(354.97)%	(354.97)%
Hotel EBITDA margin	(155.49)%		(155.49)%	(15.12)%		(15.12)%	(140.37)%	(140.37)%
Selected Operating Information:
RevPAR	$78.53	$—	$78.53	$168.53	$—	$168.53	(53.40)%	(53.40)%
Occupancy	22.31%	—%	22.31%	62.31%	—%	62.31%	(64.20)%	(64.20)%
ADR	$352.01	$—	$352.01	$270.49	$—	$270.49	30.14%	30.14%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$17,609	$—	$17,609	$15,973	$—	$15,973	10.24%	10.24%
Total hotel revenue	$25,606	$—	$25,606	$23,575	$—	$23,575	8.62%	8.62%
Hotel net income (loss)	$3,299	$—	$3,299	$2,083	$—	$2,083	58.38%	58.38%
Hotel net income (loss) margin	12.88%		12.88%	8.84%		8.84%	4.04%	4.04%
Hotel EBITDA	$7,068	$—	$7,068	$6,009	$—	$6,009	17.62%	17.62%
Hotel EBITDA margin	27.60%		27.60%	25.49%		25.49%	2.11%	2.11%
Selected Operating Information:
RevPAR	$1,805.64	$—	$1,805.64	$1,637.96	$—	$1,637.96	10.24%	10.24%
Occupancy	62.35%	—%	62.35%	61.35%	—%	61.35%	1.63%	1.63%
ADR	$2,896.15	$—	$2,896.15	$2,669.79	$—	$2,669.79	8.48%	8.48%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$11,647	$—	$11,647	$10,384	$—	$10,384	12.16%	12.16%
Total hotel revenue	$24,710	$—	$24,710	$22,270	$—	$22,270	10.96%	10.96%
Hotel net income (loss)	$3,511	$—	$3,511	$2,295	$—	$2,295	52.98%	52.98%
Hotel net income (loss) margin	14.21%		14.21%	10.31%		10.31%	3.90%	3.90%
Hotel EBITDA	$9,963	$—	$9,963	$8,193	$—	$8,193	21.60%	21.60%
Hotel EBITDA margin	40.32%		40.32%	36.79%		36.79%	3.53%	3.53%
Selected Operating Information:
RevPAR	$602.82	$—	$602.82	$537.49	$—	$537.49	12.15%	12.15%
Occupancy	67.45%	—%	67.45%	58.99%	—%	58.99%	14.34%	14.34%
ADR	$893.76	$—	$893.76	$911.22	$—	$911.22	(1.92)%	(1.92)%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$70,801	$—	$70,801	$68,008	$—	$68,008	4.11%	4.11%
Total hotel revenue	$126,525	$—	$126,525	$120,688	$—	$120,688	4.84%	4.84%
Hotel net income (loss)	$(15,396)	$(40)	$(15,436)	$6,762	$114	$6,876	(327.68)%	(324.49)%
Hotel net income (loss) margin	(12.17)%		(12.20)%	5.60%		5.70%	(17.77)%	(17.90)%
Hotel EBITDA	$32,607	$(74)	$32,533	$30,652	$51	$30,703	6.38%	5.96%
Hotel EBITDA margin	25.77%		25.71%	25.40%		25.44%	0.37%	0.27%
Selected Operating Information:
RevPAR	$536.27	$—	$536.27	$515.13	$—	$515.14	4.10%	4.10%
Occupancy	56.87%	—%	56.87%	55.62%	—%	55.62%	2.25%	2.25%
ADR	$942.98	$—	$942.98	$926.20	$—	$926.22	1.81%	1.81%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$28,910	$(4,296)	$24,614	$39,441	$(12,053)	$27,388	(26.70)%	(10.13)%
Total hotel revenue	$40,950	$(5,032)	$35,918	$54,529	$(15,581)	$38,948	(24.90)%	(7.78)%
Hotel net income (loss)	$8,900	$(42,867)	$(33,967)	$(9,888)	$832	$(9,056)	190.01%	(275.08)%
Hotel net income (loss) margin	21.73%		(94.57)%	(18.13)%		(23.25)%	39.86%	(71.32)%
Hotel EBITDA	$7,033	$(1,557)	$5,476	$10,378	$(2,660)	$7,718	(32.23)%	(29.05)%
Hotel EBITDA margin	17.17%		15.25%	19.03%		19.82%	(1.86)%	(4.57)%
Selected Operating Information:
RevPAR	$176.92	$291.44	$165.56	$179.00	$168.17	$184.21	(1.16)%	(10.12)%
Occupancy	65.00%	72.62%	64.24%	68.29%	61.46%	71.58%	(4.82)%	(10.25)%
ADR	$272.20	$401.34	$257.72	$262.13	$273.62	$257.37	3.84%	0.14%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$99,711	$(4,296)	$95,415	$107,449	$(12,053)	$95,396	(7.20)%	0.02%
Total hotel revenue	$167,475	$(5,032)	$162,443	$175,217	$(15,581)	$159,636	(4.42)%	1.76%
Hotel net income (loss)	$(6,496)	$(42,907)	$(49,403)	$(3,126)	$946	$(2,180)	(107.81)%	(2,166.19)%
Hotel net income (loss) margin	(3.88)%		(30.41)%	(1.78)%		(1.37)%	(2.10)%	(29.04)%
Hotel EBITDA	$39,640	$(1,631)	$38,009	$41,030	$(2,609)	$38,421	(3.39)%	(1.07)%
Hotel EBITDA margin	23.67%		23.40%	23.42%		24.07%	0.25%	(0.67)%
Selected Operating Information:
RevPAR	$337.50	$(291.44)	$339.92	$304.94	$(168.16)	$339.86	10.68%	0.02%
Occupancy	61.36%	(72.62)%	60.77%	63.54%	(61.46)%	64.07%	(3.43)%	(5.15)%
ADR	$549.99	$(401.34)	$559.32	$479.92	$(273.59)	$530.45	14.60%	5.44%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(4)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, Cameo Beverly Hills
(5)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$41,529	$—	$41,529	$42,164	$—	$42,164	(1.51)%	(1.51)%
Total hotel revenue	$64,579	$—	$64,579	$65,134	$—	$65,134	(0.85)%	(0.85)%
Hotel net income (loss)	$(4,722)	$—	$(4,722)	$(5,023)	$—	$(5,023)	5.99%	5.99%
Hotel net income (loss) margin	(7.31)%		(7.31)%	(7.71)%		(7.71)%	0.40%	0.40%
Hotel EBITDA	$16,862	$—	$16,862	$18,957	$—	$18,957	(11.05)%	(11.05)%
Hotel EBITDA margin	26.11%		26.11%	29.10%		29.10%	(2.99)%	(2.99)%
Selected Operating Information:
RevPAR	$203.54	$—	$203.54	$206.23	$—	$206.23	(1.30)%	(1.30)%
Occupancy	74.32%	—%	74.32%	78.64%	—%	78.64%	(5.49)%	(5.49)%
ADR	$273.86	$—	$273.86	$262.26	$—	$262.26	4.42%	4.42%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$15,500	$(15,500)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$27,901	$(27,901)	$—	(100.00)%	—%
Hotel net income (loss)	$1,116	$(1,116)	$—	$94,906	$(94,906)	$—	(98.82)%	—%
Hotel net income (loss) margin	—%		—%	340.15%		—%	(340.15)%	—%
Hotel EBITDA	$1,390	$(1,390)	$—	$9,104	$(9,104)	$—	(84.73)%	—%
Hotel EBITDA margin	—%		—%	32.63%		—%	(32.63)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$198.69	$198.69	$—	(100.00)%	—%
Occupancy	—%	—%	—%	79.05%	79.05%	—%	(100.00)%	—%
ADR	$—	$—	$—	$251.35	$251.35	$—	(100.00)%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$27,684	$—	$27,684	$27,949	$—	$27,949	(0.95)%	(0.95)%
Total hotel revenue	$37,520	$—	$37,520	$37,568	$—	$37,568	(0.13)%	(0.13)%
Hotel net income (loss)	$(28,661)	$—	$(28,661)	$1,178	$—	$1,178	(2,533.02)%	(2,533.02)%
Hotel net income (loss) margin	(76.39)%		(76.39)%	3.14%		3.14%	(79.53)%	(79.53)%
Hotel EBITDA	$6,220	$—	$6,220	$5,742	$—	$5,742	8.32%	8.32%
Hotel EBITDA margin	16.58%		16.58%	15.28%		15.28%	1.30%	1.30%
Selected Operating Information:
RevPAR	$182.76	$—	$182.76	$184.01	$—	$184.01	(0.68)%	(0.68)%
Occupancy	69.83%	—%	69.83%	72.54%	—%	72.54%	(3.74)%	(3.74)%
ADR	$261.73	$—	$261.73	$253.68	$—	$253.68	3.17%	3.17%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$15,374	$—	$15,374	$14,738	$—	$14,738	4.32%	4.32%
Total hotel revenue	$21,102	$—	$21,102	$20,140	$—	$20,140	4.78%	4.78%
Hotel net income (loss)	$(7,560)	$—	$(7,560)	$876	$—	$876	(963.01)%	(963.01)%
Hotel net income (loss) margin	(35.83)%		(35.83)%	4.35%		4.35%	(40.18)%	(40.18)%
Hotel EBITDA	$4,701	$—	$4,701	$4,436	$—	$4,436	5.97%	5.97%
Hotel EBITDA margin	22.28%		22.28%	22.03%		22.03%	0.25%	0.25%
Selected Operating Information:
RevPAR	$648.00	$—	$648.00	$619.52	$—	$619.52	4.60%	4.60%
Occupancy	67.15%	—%	67.15%	60.96%	—%	60.96%	10.15%	10.15%
ADR	$965.02	$—	$965.02	$1,016.30	$—	$1,016.30	(5.05)%	(5.05)%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$23,332	$—	$23,332	$23,045	$—	$23,045	1.25%	1.25%
Total hotel revenue	$30,837	$—	$30,837	$29,880	$—	$29,880	3.20%	3.20%
Hotel net income (loss)	$12,469	$—	$12,469	$6,903	$—	$6,903	80.63%	80.63%
Hotel net income (loss) margin	40.44%		40.44%	23.10%		23.10%	17.34%	17.34%
Hotel EBITDA	$14,227	$—	$14,227	$13,604	$—	$13,604	4.58%	4.58%
Hotel EBITDA margin	46.14%		46.14%	45.53%		45.53%	0.61%	0.61%
Selected Operating Information:
RevPAR	$450.15	$—	$450.15	$443.41	$—	$443.41	1.52%	1.52%
Occupancy	74.09%	—%	74.09%	71.36%	—%	71.36%	3.83%	3.83%
ADR	$607.54	$—	$607.54	$621.36	$—	$621.36	(2.22)%	(2.22)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$10,125	$—	$10,125	$11,347	$—	$11,347	(10.77)%	(10.77)%
Total hotel revenue	$13,536	$—	$13,536	$14,711	$—	$14,711	(7.99)%	(7.99)%
Hotel net income (loss)	$(15,095)	$—	$(15,095)	$1,875	$—	$1,875	(905.07)%	(905.07)%
Hotel net income (loss) margin	(111.52)%		(111.52)%	12.75%		12.75%	(124.27)%	(124.27)%
Hotel EBITDA	$3,057	$—	$3,057	$3,954	$—	$3,954	(22.69)%	(22.69)%
Hotel EBITDA margin	22.58%		22.58%	26.88%		26.88%	(4.30)%	(4.30)%
Selected Operating Information:
RevPAR	$346.75	$—	$346.75	$387.53	$—	$387.53	(10.52)%	(10.52)%
Occupancy	54.34%	—%	54.34%	59.76%	—%	59.76%	(9.07)%	(9.07)%
ADR	$638.09	$—	$638.09	$648.50	$—	$648.50	(1.61)%	(1.61)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$22,903	$—	$22,903	$24,067	$—	$24,067	(4.84)%	(4.84)%
Total hotel revenue	$45,493	$—	$45,493	$47,907	$—	$47,907	(5.04)%	(5.04)%
Hotel net income (loss)	$(1,483)	$—	$(1,483)	$1,200	$—	$1,200	(223.58)%	(223.58)%
Hotel net income (loss) margin	(3.26)%		(3.26)%	2.50%		2.50%	(5.76)%	(5.76)%
Hotel EBITDA	$10,759	$—	$10,759	$12,092	$—	$12,092	(11.02)%	(11.02)%
Hotel EBITDA margin	23.65%		23.65%	25.24%		25.24%	(1.59)%	(1.59)%
Selected Operating Information:
RevPAR	$325.12	$—	$325.12	$340.71	$—	$340.71	(4.58)%	(4.58)%
Occupancy	47.03%	—%	47.03%	56.51%	—%	56.51%	(16.78)%	(16.78)%
ADR	$691.30	$—	$691.30	$602.93	$—	$602.93	14.66%	14.66%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$27,295	$—	$27,295	$28,642	$—	$28,642	(4.70)%	(4.70)%
Total hotel revenue	$36,519	$—	$36,519	$36,455	$—	$36,455	0.18%	0.18%
Hotel net income (loss)	$6,055	$—	$6,055	$6,009	$—	$6,009	0.77%	0.77%
Hotel net income (loss) margin	16.58%		16.58%	16.48%		16.48%	0.10%	0.10%
Hotel EBITDA	$11,483	$—	$11,483	$11,949	$—	$11,949	(3.90)%	(3.90)%
Hotel EBITDA margin	31.44%		31.44%	32.78%		32.78%	(1.34)%	(1.34)%
Selected Operating Information:
RevPAR	$149.86	$—	$149.86	$156.83	$—	$156.83	(4.44)%	(4.44)%
Occupancy	65.16%	—%	65.16%	66.99%	—%	66.99%	(2.73)%	(2.73)%
ADR	$229.99	$—	$229.99	$234.09	$—	$234.09	(1.75)%	(1.75)%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$31,833	$(31,833)	$—	$30,020	$(30,020)	$—	6.04%	—%
Total hotel revenue	$37,556	$(37,556)	$—	$36,389	$(36,389)	$—	3.21%	—%
Hotel net income (loss)	$46,091	$(46,091)	$—	$(2,607)	$2,607	$—	1,867.97%	—%
Hotel net income (loss) margin	122.73%		—%	(7.16)%		—%	129.89%	—%
Hotel EBITDA	$9,238	$(9,238)	$—	$5,733	$(5,733)	$—	61.14%	—%
Hotel EBITDA margin	24.60%		—%	15.75%		—%	8.85%	—%
Selected Operating Information:
RevPAR	$251.30	$251.30	$—	$200.05	$200.05	$200.05	25.62%	(100.00)%
Occupancy	72.45%	72.45%	—%	66.29%	66.29%	66.29%	9.29%	(100.00)%
ADR	$346.86	$346.86	$—	$301.79	$301.79	$301.79	14.93%	(100.00)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$36,771	$—	$36,771	$36,607	$—	$36,607	0.45%	0.45%
Total hotel revenue	$93,926	$—	$93,926	$86,764	$—	$86,764	8.25%	8.25%
Hotel net income (loss)	$15,623	$—	$15,623	$13,728	$—	$13,728	13.80%	13.80%
Hotel net income (loss) margin	16.63%		16.63%	15.82%		15.82%	0.81%	0.81%
Hotel EBITDA	$25,113	$—	$25,113	$21,924	$—	$21,924	14.55%	14.55%
Hotel EBITDA margin	26.74%		26.74%	25.27%		25.27%	1.47%	1.47%
Selected Operating Information:
RevPAR	$365.00	$—	$365.00	$362.38	$—	$362.38	0.72%	0.72%
Occupancy	65.88%	—%	65.88%	62.46%	—%	62.46%	5.48%	5.48%
ADR	$554.04	$—	$554.04	$580.22	$—	$580.22	(4.51)%	(4.51)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$30,308	$—	$30,308	$29,033	$—	$29,033	4.39%	4.39%
Total hotel revenue	$57,073	$—	$57,073	$50,745	$—	$50,745	12.47%	12.47%
Hotel net income (loss)	$(6,851)	$—	$(6,851)	$(9,085)	$—	$(9,085)	24.59%	24.59%
Hotel net income (loss) margin	(12.00)%		(12.00)%	(17.90)%		(17.90)%	5.90%	5.90%
Hotel EBITDA	$8,548	$—	$8,548	$5,087	$—	$5,087	68.04%	68.04%
Hotel EBITDA margin	14.98%		14.98%	10.02%		10.02%	4.96%	4.96%
Selected Operating Information:
RevPAR	$453.75	$—	$453.75	$433.47	$—	$433.47	4.68%	4.68%
Occupancy	52.79%	—%	52.79%	52.16%	—%	52.16%	1.21%	1.21%
ADR	$859.53	$—	$859.53	$830.96	$—	$830.96	3.44%	3.44%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$18,443	$(18,443)	$—	$30,317	$(30,317)	$—	(39.17)%	—%
Total hotel revenue	$23,768	$(23,768)	$—	$38,776	$(38,776)	$—	(38.70)%	—%
Hotel net income (loss)	$45,878	$(45,878)	$—	$6,172	$(6,172)	$—	643.32%	—%
Hotel net income (loss) margin	193.02%		—%	15.92%		—%	177.10%	—%
Hotel EBITDA	$8,873	$(8,873)	$—	$13,996	$(13,996)	$—	(36.60)%	—%
Hotel EBITDA margin	37.33%		—%	36.09%		—%	1.24%	—%
Selected Operating Information:
RevPAR	$229.32	$229.32	$—	$224.48	$224.48	$—	2.16%	—%
Occupancy	74.90%	74.90%	—%	72.96%	72.96%	—%	2.66%	—%
ADR	$306.18	$306.18	$—	$307.67	$307.67	$—	(0.48)%	—%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$42,209	$—	$42,209	$45,042	$—	$45,042	(6.29)%	(6.29)%
Total hotel revenue	$67,928	$—	$67,928	$74,375	$—	$74,375	(8.67)%	(8.67)%
Hotel net income (loss)	$11,825	$—	$11,825	$9,312	$—	$9,312	26.99%	26.99%
Hotel net income (loss) margin	17.41%		17.41%	12.52%		12.52%	4.89%	4.89%
Hotel EBITDA	$16,703	$—	$16,703	$20,620	$—	$20,620	(19.00)%	(19.00)%
Hotel EBITDA margin	24.59%		24.59%	27.72%		27.72%	(3.13)%	(3.13)%
Selected Operating Information:
RevPAR	$642.45	$—	$642.45	$683.69	$—	$683.69	(6.03)%	(6.03)%
Occupancy	60.60%	—%	60.60%	63.79%	—%	63.79%	(5.00)%	(5.00)%
ADR	$1,060.23	$—	$1,060.23	$1,071.81	$—	$1,071.81	(1.08)%	(1.08)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$7,694	$—	$7,694	$9,613	$—	$9,613	(19.96)%	(19.96)%
Total hotel revenue	$10,180	$—	$10,180	$13,139	$—	$13,139	(22.52)%	(22.52)%
Hotel net income (loss)	$(8,424)	$—	$(8,424)	$(5,778)	$—	$(5,778)	(45.79)%	(45.79)%
Hotel net income (loss) margin	(82.75)%		(82.75)%	(43.98)%		(43.98)%	(38.77)%	(38.77)%
Hotel EBITDA	$(3,964)	$—	$(3,964)	$(1,485)	$—	$(1,485)	(166.94)%	(166.94)%
Hotel EBITDA margin	(38.94)%		(38.94)%	(11.30)%		(11.30)%	(27.64)%	(27.64)%
Selected Operating Information:
RevPAR	$147.41	$—	$147.41	$183.67	$—	$183.67	(19.74)%	(19.74)%
Occupancy	52.63%	—%	52.63%	66.95%	—%	66.95%	(21.39)%	(21.39)%
ADR	$280.09	$—	$280.09	$274.33	$—	$274.33	2.10%	2.10%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$61,278	$—	$61,278	$54,678	$—	$54,678	12.07%	12.07%
Total hotel revenue	$91,123	$—	$91,123	$82,220	$—	$82,220	10.83%	10.83%
Hotel net income (loss)	$10,327	$—	$10,327	$5,762	$—	$5,762	79.23%	79.23%
Hotel net income (loss) margin	11.33%		11.33%	7.01%		7.01%	4.32%	4.32%
Hotel EBITDA	$22,506	$—	$22,506	$19,138	$—	$19,138	17.60%	17.60%
Hotel EBITDA margin	24.70%		24.70%	23.28		23.28%	1.42%	1.42%
Selected Operating Information:
RevPAR	$1,583.82	$—	$1,583.82	$1,409.37	$—	$1,409.37	12.38%	12.38%
Occupancy	63.15%	—%	63.15%	57.54%	—%	57.54%	9.75%	9.75%
ADR	$2,507.90	$—	$2,507.90	$2,449.29	$—	$2,449.29	2.39%	2.39%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$40,029	$—	$40,029	$36,704	$—	$36,704	9.06%	9.06%
Total hotel revenue	$79,272	$—	$79,272	$72,113	$—	$72,113	9.93%	9.93%
Hotel net income (loss)	$3,492	$—	$3,492	$(452)	$—	$(452)	872.57%	872.57%
Hotel net income (loss) margin	4.41%		4.41%	(0.63)%		(0.63)%	5.04%	5.04%
Hotel EBITDA	$28,020	$—	$28,020	$23,286	$—	$23,286	20.33%	20.33%
Hotel EBITDA margin	35.35%		35.35%	32.29		32.29%	3.06%	3.06%
Selected Operating Information:
RevPAR	$522.22	$—	$522.22	$477.54	$—	$477.54	9.36%	9.36%
Occupancy	60.22%	—%	60.22%	53.76%	—%	53.76%	12.02%	12.02%
ADR	$867.26	$—	$867.26	$888.24	$—	$888.24	(2.36)%	(2.36)%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$282,329	$—	$282,329	$290,761	$(15,500)	$275,261	(2.90)%	2.57%
Total hotel revenue	$500,290	$—	$500,290	$506,756	$(27,901)	$478,855	(1.28)%	4.48%
Hotel net income (loss)	$23,863	$(1,116)	$22,747	$125,025	$(94,906)	$30,119	(80.91)%	(24.48)%
Hotel net income (loss) margin	4.77%		4.55%	24.67%		6.29%	(19.90)%	(1.74)%
Hotel EBITDA	$135,024	$(1,390)	$133,634	$133,245	$(9,104)	$124,141	1.34%	7.65%
Hotel EBITDA margin	26.99%		26.71%	26.29%		25.92%	0.70%	0.79%
Selected Operating Information:
RevPAR	$539.02	$—	$539.02	$482.01	$198.69	$524.10	11.83%	2.85%
Occupancy	60.21%	—%	60.21%	62.06%	79.05%	59.54%	(2.98)%	1.13%
ADR	$895.25	$—	$895.25	$776.66	$251.35	$880.26	15.27%	1.70%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$154,478	$(50,276)	$104,202	$168,705	$(60,337)	$108,368	(8.43)%	(3.84)%
Total hotel revenue	$210,122	$(61,324)	$148,798	$227,461	$(75,165)	$152,296	(7.62)%	(2.30)%
Hotel net income (loss)	$56,217	$(91,969)	$(35,752)	$(49)	$(3,565)	$(3,614)	114,828.57%	(889.26)%
Hotel net income (loss) margin	26.75%		(24.03)%	(0.02)%		(2.37)%	26.77%	(21.66)%
Hotel EBITDA	$48,712	$(18,111)	$30,601	$54,892	$(19,729)	$35,163	(11.26)%	(12.97)%
Hotel EBITDA margin	23.18%		20.57%	24.13%		23.09%	(0.95)%	(2.52)%
Selected Operating Information:
RevPAR	$193.84	$242.76	$176.66	$192.49	$211.62	$183.27	0.70%	(3.61)%
Occupancy	69.71%	73.40%	68.42%	71.47%	69.45%	72.44%	(2.46)%	(5.55)%
ADR	$278.05	$330.74	$258.20	$269.34	$304.72	$252.99	3.23%	2.06%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$436,807	$(50,276)	$386,531	$459,466	$(75,837)	$383,629	(4.93)%	0.76%
Total hotel revenue	$710,412	$(61,324)	$649,088	$734,217	$(103,066)	$631,151	(3.24)%	2.84%
Hotel net income (loss)	$80,080	$(93,085)	$(13,005)	$124,976	$(98,471)	$26,505	(35.92)%	(149.07)%
Hotel net income (loss) margin	11.27%		(2.00)%	17.02%		4.20%	(5.75)%	(6.20)%
Hotel EBITDA	$183,736	$(19,501)	$164,235	$188,137	$(28,833)	$159,304	(2.34)%	3.10%
Hotel EBITDA margin	25.86%		25.30%	25.62%		25.24%	0.24%	0.06%
Selected Operating Information:
RevPAR	$330.73	$(242.76)	$347.09	$310.52	$(208.85)	$343.59	6.51%	1.02%
Occupancy	65.94%	(73.40)%	64.56%	67.63%	(71.51)%	66.37%	(2.50)%	(2.73)%
ADR	$501.54	$(330.74)	$537.65	$459.13	$(292.05)	$517.68	9.24%	3.86%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(4)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, Cameo Beverly Hills
(5)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025	2025	2025	2025	2025	2025	2025	2025	2025	2025
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total hotel revenue	$167,475	$(5,032)	$162,443	$144,585	$(16,637)	$127,948	$179,943	$(22,052)	$157,891	$218,409	$(17,603)	$200,806
Hotel net income (loss)	$(6,496)	$(42,907)	$(49,403)	$33,765	$(45,155)	$(11,390)	$16,054	$(4,042)	$12,012	$36,757	$(981)	$35,776
Hotel net income (loss) margin	(3.88)%		(30.41)%	23.35%		(8.90)%	8.92%		7.61%	16.83%		17.82%
Hotel EBITDA	$39,640	$(1,631)	$38,009	$25,562	$(6,301)	$19,261	$47,793	$(7,230)	$40,563	$70,741	$(4,339)	$66,402
Hotel EBITDA margin	23.67%		23.40%	17.68%		15.05%	26.56%		25.69%	32.39%		33.07%

Hotel net income (loss) % of total TTM	(8.1)%		379.9%	42.2%		87.6%	20.0%		(92.4)%	45.9%		(275.1)%
EBITDA % of total TTM	21.6%		23.1%	13.9%		11.7%	26.0%		24.7%	38.5%		40.5%

JV interests in Hotel net income (loss)	$10	$(21)	$(11)	$(452)	$(297)	$(749)	$100	$4	$104	$(88)	$25	$(63)
JV interests in EBITDA	$857	$(18)	$839	$937	$(346)	$591	$1,516	$3	$1,519	$1,284	$14	$1,298

	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
	TTM	TTM	TTM
Total hotel revenue	$710,412	$(61,324)	$649,088
Hotel net income (loss)	$80,080	$(93,085)	$(13,005)
Hotel net income (loss) margin	11.27%		(2.00)%
Hotel EBITDA	$183,736	$(19,501)	$164,235
Hotel EBITDA margin	25.86%		25.30%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$(430)	$(289)	$(719)
JV interests in EBITDA	$4,594	$(347)	$4,247
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
December 31, 2025
(in thousands, except share price)
(unaudited)

December 31, 2025
Common stock shares outstanding	68,219
Partnership units outstanding (common stock equivalents)	5,052
Combined common stock shares and partnership units outstanding	73,271
Common stock price	$2.87
Market capitalization	$210,288
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$270,457
Series M redeemable preferred stock	$34,202
Indebtedness	$1,107,665
Net working capital (see below)	$(41,324)
Total enterprise value (TEV)	$1,698,238

Cash and cash equivalents	$123,610
Restricted cash	$42,479
Accounts receivable, net	$32,843
Inventory	$4,741
Prepaid expenses	$6,987
Due from third-party hotel managers, net	$15,621
Total current assets	$226,281

Accounts payable, net & accrued expenses	$141,016
Redeemable preferred stock redemptions payable	$30,864
Dividends and distributions payable	$7,672
Due to affiliates, net	$5,405
Total current liabilities	$184,957

Net working capital *	$41,324
The table does not include $5.4 million of indebtedness and approximately $0.7 million in cash related to the consolidation of a joint venture.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2025				2026
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Cameo Beverly Hills	143			x	x
Hotel Yountville	80	x	x	x	x
Park Hyatt Beaver Creek	193		x	x	x
Sofitel Chicago Magnificent Mile	415								x
Total		1	2	3	3	—	—	—	1
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2025 and 2026 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2025	2025	2025	2025	December 31, 2025
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$(6,496)	$33,765	$16,054	$36,757	$80,080
Non-property adjustments	12,472	(40,584)	(23)	869	(27,266)
Interest income	(292)	(400)	(381)	(348)	(1,421)
Interest expense	7,587	7,693	7,381	8,385	31,046
Amortization of loan costs	623	529	461	588	2,201
Depreciation and amortization	22,659	23,164	23,360	23,395	92,578
Income tax expense (benefit)	1,442	(1)	(210)	526	1,757
Non-hotel EBITDA ownership expense	1,645	1,396	1,151	569	4,761
Hotel EBITDA including amounts attributable to noncontrolling interest	39,640	25,562	47,793	70,741	183,736
Non-comparable adjustments	(1,631)	(6,301)	(7,230)	(4,339)	(19,501)
Comparable hotel EBITDA	$38,009	$19,261	$40,563	$66,402	$164,235

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,890)	$40	$(30,388)	$(8,458)	$3,286	$(15,353)	$(2,734)	$1,946	$42,776	$3,511	$(5,040)	$91	$2,542	$(3,635)	$3,299	$3,511	$(6,496)	$(30,468)	$(36,964)
Non-property adjustments	3	—	30,256	8,672	—	15,564	—	—	(41,730)	(129)	(67)	(97)	—	—	—	—	12,472	(12,472)	—
Interest income	(44)	(14)	(3)	—	—	—	—	(31)	(25)	(39)	(3)	—	(77)	—	(10)	(46)	(292)	292	—
Interest expense	2,191	—	—	—	—	—	1,237	—	—	135	804	—	—	—	—	3,220	7,587	12,943	20,530
Amortization of loan cost	150	—	—	—	—	—	—	—	—	—	58	—	—	—	—	415	623	2,010	2,633
Depreciation and amortization	2,805	—	1,084	766	379	721	2,165	1,391	509	2,171	2,772	—	1,448	1,447	2,130	2,871	22,659	—	22,659
Income tax expense (benefit)	8	—	—	—	—	—	—	63	—	—	—	—	(244)	—	1,615	—	1,442	63	1,505
Non-hotel EBITDA ownership expense	9	48	57	154	20	33	(26)	21	27	477	727	6	30	36	34	(8)	1,645	(1,645)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,232	74	1,006	1,134	3,685	965	642	3,390	1,557	6,126	(749)	—	3,699	(2,152)	7,068	9,963	39,640	(29,277)	10,363
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(839)	(18)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(857)	857	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	56	56
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$2,393	$56	$1,006	$1,134	$3,685	$965	$642	$3,390	$1,557	$6,126	$(749)	$—	$3,699	$(2,152)	$7,068	$9,963	$38,783	$(28,364)	$10,419
Non-comparable adjustments	—	(74)	—	—	—	—	—	—	(1,557)	—	—	—	—	—	—	—	(1,631)
Comparable hotel EBITDA	$3,232	$—	$1,006	$1,134	$3,685	$965	$642	$3,390	$—	$6,126	$(749)	$—	$3,699	$(2,152)	$7,068	$9,963	$38,009
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,232	$74	$1,006	$1,134	$3,685	$—	$—	$3,390	$1,557	$6,126	$(749)	$—	$3,699	$—	$7,068	$9,963	$40,185
Non-comparable adjustments	—	(74)	—	—	—	—	—	—	(1,557)	—	—	—	—	—	—	—	(1,631)
Comparable hotel EBITDA	$3,232	$—	$1,006	$1,134	$3,685	$—	$—	$3,390	$—	$6,126	$(749)	$—	$3,699	$—	$7,068	$9,963	$38,554
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$74	$—	$1,134	$3,685	$965	$642	$—	$—	$6,126	$(749)	$—	$3,699	$—	$7,068	$9,963	$32,607
Non-comparable adjustments	—	(74)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(74)
Comparable hotel EBITDA	$—	$—	$—	$1,134	$3,685	$965	$642	$—	$—	$6,126	$(749)	$—	$3,699	$—	$7,068	$9,963	$32,533
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,232	$—	$1,006	$—	$—	$—	$—	$3,390	$1,557	$—	$—	$—	$—	$(2,152)	$—	$—	$7,033
Non-comparable adjustments	—	—	—	—	—	—	—	—	(1,557)	—	—	—	—	—	—	—	(1,557)
Comparable hotel EBITDA	$3,232	$—	$1,006	$—	$—	$—	$—	$3,390	$—	$—	$—	$—	$—	$(2,152)	$—	$—	$5,476

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,232	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,232
JPMorgan Chase (see footnote 3)	—	—	1,006	—	—	—	—	3,390	—	—	—	—	—	—	7,068	—	11,464
BAML (see foonote 4)	—	—	—	1,134	3,685	965	—	—	—	6,126	—	—	3,699	—	—	—	15,609
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	642	—	—	—	—	—	—	—	—	—	642
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(749)	—	—	—	—	—	(749)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,963	9,963
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,152)	—	—	(2,152)
Total	$3,232	$—	$1,006	$1,134	$3,685	$965	$642	$3,390	$—	$6,126	$(749)	$—	$3,699	$(2,152)	$7,068	$9,963	$38,009
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(5)    Excluded hotels under renovation:
Cameo Beverly Hills, Hotel Yountville, Park Hyatt Beaver Creek

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,996)	$1,190	$1,512	$1,167	$1,140	$537	$(1,134)	$896	$853	$(1,211)	$(48)	$43,113	$(1,731)	$(2,251)	$(1,650)	$(5,622)	$33,765	$(29,042)	$4,723
Non-property adjustments	22	73	—	—	—	—	—	—	—	—	—	(41,043)	—	—	—	364	(40,584)	40,584	—
Interest income	(52)	(1)	(24)	—	—	—	—	(34)	(75)	(39)	(3)	(11)	(96)	—	(10)	(55)	(400)	400	—
Interest expense	2,282	—	—	—	—	—	1,295	—	—	135	840	8	—	—	—	3,133	7,693	14,769	22,462
Amortization of loan cost	147	—	—	—	35	—	—	—	—	—	38	—	—	—	—	309	529	2,197	2,726
Depreciation and amortization	2,819	—	1,095	766	401	656	1,859	1,380	1,372	2,308	2,487	672	1,384	1,106	2,069	2,790	23,164	—	23,164
Income tax expense (benefit)	73	—	—	—	—	—	—	5	—	—	—	—	(19)	—	(60)	—	(1)	(647)	(648)
Non-hotel EBITDA ownership expense	68	124	123	125	10	12	22	1	6	480	327	20	4	38	(1)	37	1,396	(1,396)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,363	1,386	2,706	2,058	1,586	1,205	2,042	2,248	2,156	1,673	3,641	2,759	(458)	(1,107)	348	956	25,562	26,865	52,427
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(590)	(347)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(937)	937	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$1,773	$1,039	$2,706	$2,058	$1,586	$1,205	$2,042	$2,248	$2,156	$1,673	$3,641	$2,759	$(458)	$(1,107)	$348	$956	$24,625	$27,802	$52,427
Non-comparable adjustments	—	(1,386)	—	—	—	—	—	—	(2,156)	—	—	(2,759)	—	—	—	—	(6,301)
Comparable hotel EBITDA	$2,363	$—	$2,706	$2,058	$1,586	$1,205	$2,042	$2,248	$—	$1,673	$3,641	$—	$(458)	$(1,107)	$348	$956	$19,261
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$1,386	$—	$2,058	$1,586	$1,205	$2,042	$—	$—	$1,673	$3,641	$—	$(458)	$—	$348	$956	$14,437
Non-comparable adjustments	—	(1,386)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,386)
Comparable hotel EBITDA	$—	$—	$—	$2,058	$1,586	$1,205	$2,042	$—	$—	$1,673	$3,641	$—	$(458)	$—	$348	$956	$13,051
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,363	$—	$2,706	$—	$—	$—	$—	$2,248	$2,156	$—	$—	$2,759	$—	$(1,107)	$—	$—	$11,125
Non-comparable adjustments	—	—	—	—	—	—	—	—	(2,156)	—	—	(2,759)	—	—	—	—	(4,915)
Comparable hotel EBITDA	$2,363	$—	$2,706	$—	$—	$—	$—	$2,248	$—	$—	$—	$—	$—	$(1,107)	$—	$—	$6,210

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$2,363	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,363
JPMorgan Chase (see footnote 3)	—	—	2,706	—	—	—	—	2,248	—	—	—	—	—	—	348	—	5,302
BAML (see foonote 4)	—	—	—	2,058	1,586	1,205	—	—	—	1,673	—	—	(458)	—	—	—	6,064
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,042	—	—	—	—	—	—	—	—	—	2,042
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	3,641	—	—	—	—	—	3,641
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	956	956
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,107)	—	—	(1,107)
Total	$2,363	$—	$2,706	$2,058	$1,586	$1,205	$2,042	$2,248	$—	$1,673	$3,641	$—	$(458)	$(1,107)	$348	$956	$19,261
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$418	$(18)	$3,772	$886	$2,921	$733	$(4,702)	$2,803	$1,022	$4,621	$(3,021)	$3,038	$3,115	$(1,161)	$1,460	$167	$16,054	$(22,895)	$(6,841)
Non-property adjustments	(23)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(23)	23	—
Interest income	(37)	(5)	(2)	—	—	—	—	(30)	(71)	(42)	(5)	(30)	(96)	—	(9)	(54)	(381)	381	—
Interest expense	2,257	—	—	—	—	—	1,281	—	—	135	831	20	—	—	—	2,857	7,381	15,293	22,674
Amortization of loan cost	143	—	—	—	34	—	—	—	—	—	31	—	—	—	—	253	461	2,226	2,687
Depreciation and amortization	2,835	—	1,106	734	401	596	1,588	1,339	1,547	2,023	2,562	1,715	1,359	833	2,004	2,718	23,360	—	23,360
Income tax expense (benefit)	(47)	—	—	—	—	—	—	6	—	—	—	—	(231)	—	62	—	(210)	(135)	(345)
Non-hotel EBITDA ownership expense	530	11	37	108	15	—	2	21	3	24	266	(2)	2	105	27	2	1,151	(1,151)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,076	(12)	4,913	1,728	3,371	1,329	(1,831)	4,139	2,501	6,761	664	4,741	4,149	(223)	3,544	5,943	47,793	(6,258)	41,535
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,520)	4	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,516)	1,516	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$4,556	$(8)	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$2,501	$6,761	$664	$4,741	$4,149	$(223)	$3,544	$5,943	$46,277	$(4,742)	$41,535
Non-comparable adjustments	—	12	—	—	—	—	—	—	(2,501)	—	—	(4,741)	—	—	—	—	(7,230)
Comparable hotel EBITDA	$6,076	$—	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$—	$6,761	$664	$—	$4,149	$(223)	$3,544	$5,943	$40,563
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(12)	$—	$1,728	$3,371	$1,329	$(1,831)	$—	$—	$6,761	$664	$—	$4,149	$—	$3,544	$5,943	$25,646
Non-comparable adjustments	—	12	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12
Comparable hotel EBITDA	$—	$—	$—	$1,728	$3,371	$1,329	$(1,831)	$—	$—	$6,761	$664	$—	$4,149	$—	$3,544	$5,943	$25,658
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,076	$—	$4,913	$—	$—	$—	$—	$4,139	$2,501	$—	$—	$4,741	$—	$(223)	$—	$—	$22,147
Non-comparable adjustments	—	—	—	—	—	—	—	—	(2,501)	—	—	(4,741)	—	—	—	—	(7,242)
Comparable hotel EBITDA	$6,076	$—	$4,913	$—	$—	$—	$—	$4,139	$—	$—	$—	$—	$—	$(223)	$—	$—	$14,905

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$6,076	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,076
JPMorgan Chase (see footnote 3)	—	—	4,913	—	—	—	—	4,139	—	—	—	—	—	—	3,544	—	12,596
BAML (see foonote 4)	—	—	—	1,728	3,371	1,329	—	—	—	6,761	—	—	4,149	—	—	—	17,338
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(1,831)	—	—	—	—	—	—	—	—	—	(1,831)
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	664	—	—	—	—	—	664
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,943	5,943
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(223)	—	—	(223)
Total	$6,076	$—	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$—	$6,761	$664	$—	$4,149	$(223)	$3,544	$5,943	$40,563
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(254)	$(96)	$(3,557)	$(1,155)	$5,122	$(1,012)	$7,087	$410	$1,440	$8,702	$1,258	$(364)	$7,899	$(1,377)	$7,218	$5,436	$36,757	$(26,085)	$10,672
Non-property adjustments	3	—	—	—	—	—	—	—	—	—	—	—	—	—	866	—	869	(869)	—
Interest income	(36)	(4)	(1)	—	—	—	—	(27)	(64)	(28)	(7)	(27)	(96)	—	(8)	(50)	(348)	348	—
Interest expense	2,233	—	—	—	—	—	1,267	—	—	151	856	20	—	—	1,031	2,827	8,385	14,310	22,695
Amortization of loan cost	140	—	—	—	34	—	—	—	—	—	31	—	—	—	135	248	588	1,544	2,132
Depreciation and amortization	3,028	—	1,117	738	407	567	1,516	1,290	1,646	1,978	2,567	1,732	1,388	734	1,994	2,693	23,395	—	23,395
Income tax expense (benefit)	97	—	—	—	—	—	—	5	—	—	—	—	119	—	305	—	526	941	1,467
Non-hotel EBITDA ownership expense	(20)	42	36	198	22	3	36	28	2	(250)	287	12	3	161	5	4	569	(569)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,191	(58)	(2,405)	(219)	5,585	(442)	9,906	1,706	3,024	10,553	4,992	1,373	9,313	(482)	11,546	11,158	70,741	(10,380)	60,361
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,298)	14	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,284)	1,284	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$3,893	$(44)	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$3,024	$10,553	$4,992	$1,373	$9,313	$(482)	$11,546	$11,158	$69,457	$(9,096)	$60,361
Non-comparable adjustments	—	58	—	—	—	—	—	—	(3,024)	—	—	(1,373)	—	—	—	—	(4,339)
Comparable hotel EBITDA	$5,191	$—	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$—	$10,553	$4,992	$—	$9,313	$(482)	$11,546	$11,158	$66,402
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(58)	$—	$(219)	$5,585	$(442)	$9,906	$—	$—	$10,553	$4,992	$—	$9,313	$—	$11,546	$11,158	$62,334
Non-comparable adjustments	—	58	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58
Comparable hotel EBITDA	$—	$—	$—	$(219)	$5,585	$(442)	$9,906	$—	$—	$10,553	$4,992	$—	$9,313	$—	$11,546	$11,158	$62,392
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$5,191	$—	$(2,405)	$—	$—	$—	$—	$1,706	$3,024	$—	$—	$1,373	$—	$(482)	$—	$—	$8,407
Non-comparable adjustments	—	—	—	—	—	—	—	—	(3,024)	—	—	(1,373)	—	—	—	—	(4,397)
Comparable hotel EBITDA	$5,191	$—	$(2,405)	$—	$—	$—	$—	$1,706	$—	$—	$—	$—	$—	$(482)	$—	$—	$4,010

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$5,191	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,191
JPMorgan Chase (see footnote 3)	—	—	(2,405)	—	—	—	—	1,706	—	—	—	—	—	—	11,546	—	10,847
BAML (see foonote 4)	—	—	—	(219)	5,585	(442)	—	—	—	10,553	—	—	9,313	—	—	—	24,790
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	9,906	—	—	—	—	—	—	—	—	—	9,906
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	4,992	—	—	—	—	—	4,992
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	11,158	11,158
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(482)	—	—	(482)
Total	$5,191	$—	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$—	$10,553	$4,992	$—	$9,313	$(482)	$11,546	$11,158	$66,402
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(9,314)	$(114)	$(787)	$44	$3,021	$342	$(1,259)	$2,739	$(1,417)	$1,033	$(2,318)	$585	$1,635	$(1,694)	$2,083	$2,295	$(3,126)	$(18,641)	$(21,767)
Non-property adjustments	151	45	—	—	—	—	—	—	—	—	—	(8)	—	—	—	—	188	(188)	—
Interest income	(44)	(8)	—	—	—	—	—	(25)	(65)	(12)	(5)	(25)	(105)	—	(8)	(55)	(352)	352	—
Interest expense	10,049	—	—	—	—	—	1,361	—	—	151	1,132	20	—	—	1,496	3,020	17,229	7,362	24,591
Amortization of loan cost	46	—	—	—	33	—	—	—	—	—	40	—	—	—	198	242	559	1,287	1,846
Depreciation and amortization	3,066	—	1,121	675	445	519	1,420	1,346	1,815	1,964	2,254	1,739	1,889	702	1,896	2,690	23,541	—	23,541
Income tax expense (benefit)	(15)	(2)	—	—	—	—	—	(42)	—	—	—	—	162	—	337	—	440	(72)	368
Non-hotel EBITDA ownership expense	(129)	28	22	463	80	242	40	7	6	1,003	247	10	5	519	7	1	2,551	(2,551)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,810	(51)	356	1,182	3,579	1,103	1,562	4,025	339	4,139	1,350	2,321	3,586	(473)	6,009	8,193	41,030	(12,451)	28,579
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(953)	13	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(940)	940	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,394	1,394
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(53)	(53)
Hotel EBITDA attributable to the Company and OP unitholders	$2,857	$(38)	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$2,321	$3,586	$(473)	$6,009	$8,193	$40,090	$(10,170)	$29,920
Non-comparable adjustments	—	51	—	—	—	—	—	—	(339)	—	—	(2,321)	—	—	—	—	(2,609)
Comparable hotel EBITDA	$3,810	$—	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$—	$4,139	$1,350	$—	$3,586	$(473)	$6,009	$8,193	$38,421
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,810	$(51)	$356	$1,182	$3,579	$—	$—	$4,025	$339	$4,139	$1,350	$2,321	$3,586	$—	$6,009	$8,193	$38,838
Non-comparable adjustments	—	51	—	—	—	—	—	—	(339)	—	—	(2,321)	—	—	—	—	(2,609)
Comparable hotel EBITDA	$3,810	$—	$356	$1,182	$3,579	$—	$—	$4,025	$—	$4,139	$1,350	$—	$3,586	$—	$6,009	$8,193	$36,229
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(51)	$—	$1,182	$3,579	$1,103	$1,562	$—	$—	$4,139	$1,350	$—	$3,586	$—	$6,009	$8,193	$30,652
Non-comparable adjustments	—	51	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51
Comparable hotel EBITDA	$—	$—	$—	$1,182	$3,579	$1,103	$1,562	$—	$—	$4,139	$1,350	$—	$3,586	$—	$6,009	$8,193	$30,703
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,810	$—	$356	$—	$—	$—	$—	$4,025	$339	$—	$—	$2,321	$—	$(473)	$—	$—	$10,378
Non-comparable adjustments	—	—	—	—	—	—	—	—	(339)	—	—	(2,321)	—	—	—	—	(2,660)
Comparable hotel EBITDA	$3,810	$—	$356	$—	$—	$—	$—	$4,025	$—	$—	$—	$—	$—	$(473)	$—	$—	$7,718
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Cameo Beverly Hills, Hotel Yountville, Park Hyatt Beaver Creek

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(4,722)	$1,116	$(28,661)	$(7,560)	$12,469	$(15,095)	$(1,483)	$6,055	$46,091	$15,623	$(6,851)	$45,878	$11,825	$(8,424)	$10,327	$3,492	$80,080	$(108,490)	$(28,410)
Non-property adjustments	5	73	30,256	8,672	—	15,564	—	—	(41,730)	(129)	(67)	(41,140)	—	—	866	364	(27,266)	27,266	—
Interest income	(169)	(24)	(30)	—	—	—	—	(122)	(235)	(148)	(18)	(68)	(365)	—	(37)	(205)	(1,421)	1,421	—
Interest expense	8,963	—	—	—	—	—	5,080	—	—	556	3,331	48	—	—	1,031	12,037	31,046	57,315	88,361
Amortization of loan cost	580	—	—	—	103	—	—	—	—	—	158	—	—	—	135	1,225	2,201	7,977	10,178
Depreciation and amortization	11,487	—	4,402	3,004	1,588	2,540	7,128	5,400	5,074	8,480	10,388	4,119	5,579	4,120	8,197	11,072	92,578	—	92,578
Income tax expense (benefit)	131	—	—	—	—	—	—	79	—	—	—	—	(375)	—	1,922	—	1,757	222	1,979
Non-hotel EBITDA ownership expense	587	225	253	585	67	48	34	71	38	731	1,607	36	39	340	65	35	4,761	(4,761)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	16,862	1,390	6,220	4,701	14,227	3,057	10,759	11,483	9,238	25,113	8,548	8,873	16,703	(3,964)	22,506	28,020	183,736	(19,050)	164,686
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(4,247)	(347)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,594)	4,594	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	56	56
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$12,615	$1,043	$6,220	$4,701	$14,227	$3,057	$10,759	$11,483	$9,238	$25,113	$8,548	$8,873	$16,703	$(3,964)	$22,506	$28,020	$179,142	$(14,400)	$164,742
Non-comparable adjustments	—	(1,390)	—	—	—	—	—	—	(9,238)	—	—	(8,873)	—	—	—	—	(19,501)
Comparable hotel EBITDA	$16,862	$—	$6,220	$4,701	$14,227	$3,057	$10,759	$11,483	$—	$25,113	$8,548	$—	$16,703	$(3,964)	$22,506	$28,020	$164,235
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$16,862	$1,390	$6,220	$4,701	$14,227	$—	$—	$11,483	$9,238	$25,113	$8,548	$8,873	$16,703	$—	$22,506	$28,020	$173,884
Non-comparable adjustments	—	(1,390)	—	—	—	—	—	—	(9,238)	—	—	(8,873)	—	—	—	—	(19,501)
Comparable hotel EBITDA	$16,862	$—	$6,220	$4,701	$14,227	$—	$—	$11,483	$—	$25,113	$8,548	$—	$16,703	$—	$22,506	$28,020	$154,383
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$1,390	$—	$4,701	$14,227	$3,057	$10,759	$—	$—	$25,113	$8,548	$—	$16,703	$—	$22,506	$28,020	$135,024
Non-comparable adjustments	—	(1,390)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,390)
Comparable hotel EBITDA	$—	$—	$—	$4,701	$14,227	$3,057	$10,759	$—	$—	$25,113	$8,548	$—	$16,703	$—	$22,506	$28,020	$133,634
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$16,862	$—	$6,220	$—	$—	$—	$—	$11,483	$9,238	$—	$—	$8,873	$—	$(3,964)	$—	$—	$48,712
Non-comparable adjustments	—	—	—	—	—	—	—	—	(9,238)	—	—	(8,873)	—	—	—	—	(18,111)
Comparable hotel EBITDA	$16,862	$—	$6,220	$—	$—	$—	$—	$11,483	$—	$—	$—	$—	$—	$(3,964)	$—	$—	$30,601
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Cameo Beverly Hills, Hotel Yountville, Park Hyatt Beaver Creek

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(5,023)	$94,906	$1,178	$876	$6,903	$1,875	$1,200	$6,009	$(2,607)	$13,728	$(9,085)	$6,172	$9,312	$(5,778)	$5,762	$(452)	$124,976	$(105,213)	$19,763
Non-property adjustments	151	(88,115)	—	—	—	—	(50)	—	—	—	5	(8)	2,086	—	—	—	(85,931)	85,931	—
Interest income	(196)	(273)	1	—	—	—	—	(88)	(240)	(224)	(244)	(122)	(145)	—	(12)	(250)	(1,793)	1,793	—
Interest expense	10,049	—	—	—	4,262	—	5,752	—	—	618	4,758	80	2,779	763	5,101	12,684	46,846	54,891	101,737
Amortization of loan cost	46	—	—	—	377	—	69	—	—	—	154	—	—	46	637	937	2,266	4,121	6,387
Depreciation and amortization	13,690	2,328	4,515	2,692	1,950	1,809	5,099	5,983	8,122	7,403	8,468	7,841	8,655	2,621	7,198	10,359	98,733	—	98,733
Income tax expense (benefit)	192	155	—	—	—	—	—	(26)	—	—	—	—	91	—	434	—	846	(4)	842
Non-hotel EBITDA ownership expense	48	103	48	868	112	270	22	71	458	399	1,031	33	(2,158)	863	18	8	2,194	(2,194)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	18,957	9,104	5,742	4,436	13,604	3,954	12,092	11,949	5,733	21,924	5,087	13,996	20,620	(1,485)	19,138	23,286	188,137	39,325	227,462
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(4,740)	(2,276)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(7,016)	7,016	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,608	1,608
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(268)	(268)
Hotel EBITDA attributable to the Company and OP unitholders	$14,217	$6,828	$5,742	$4,436	$13,604	$3,954	$12,092	$11,949	$5,733	$21,924	$5,087	$13,996	$20,620	$(1,485)	$19,138	$23,286	$181,121	$47,681	$228,802
Non-comparable adjustments	—	(9,104)	—	—	—	—	—	—	(5,733)	—	—	(13,996)	—	—	—	—	(28,833)
Comparable hotel EBITDA	$18,957	$—	$5,742	$4,436	$13,604	$3,954	$12,092	$11,949	$—	$21,924	$5,087	$—	$20,620	$(1,485)	$19,138	$23,286	$159,304
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$18,957	$9,104	$5,742	$4,436	$13,604	$—	$—	$11,949	$5,733	$21,924	$5,087	$13,996	$20,620	$—	$19,138	$23,286	$173,576
Non-comparable adjustments	—	(9,104)	—	—	—	—	—	—	(5,733)	—	—	(13,996)	—	—	—	—	(28,833)
Comparable hotel EBITDA	$18,957	$—	$5,742	$4,436	$13,604	$—	$—	$11,949	$—	$21,924	$5,087	$—	$20,620	$—	$19,138	$23,286	$144,743
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$9,104	$—	$4,436	$13,604	$3,954	$12,092	$—	$—	$21,924	$5,087	$—	$20,620	$—	$19,138	$23,286	$133,245
Non-comparable adjustments	—	(9,104)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,104)
Comparable hotel EBITDA	$—	$—	$—	$4,436	$13,604	$3,954	$12,092	$—	$—	$21,924	$5,087	$—	$20,620	$—	$19,138	$23,286	$124,141
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$18,957	$—	$5,742	$—	$—	$—	$—	$11,949	$5,733	$—	$—	$13,996	$—	$(1,485)	$—	$—	$54,892
Non-comparable adjustments	—	—	—	—	—	—	—	—	(5,733)	—	—	(13,996)	—	—	—	—	(19,729)
Comparable hotel EBITDA	$18,957	$—	$5,742	$—	$—	$—	$—	$11,949	$—	$—	$—	$—	$—	$(1,485)	$—	$—	$35,163
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Cameo Beverly Hills, Hotel Yountville, Park Hyatt Beaver Creek